SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  August 13, 2003
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                         Bio-Imaging Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                       1-11182                   11-2872047
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



826 Newtown-Yardley Road, Newtown, PA                                  18940
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (267) 757-3000
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                        (Registrant's telephone number,
                              including area code)



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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE  (INFORMATION  FURNISHED  PURSUANT TO ITEM 12,
         "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

     On August 13, 2003, Bio-Imaging Technologies, Inc. (the "Company") announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release Nos. 33-8216 and 34-47583, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item
12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.




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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BIO-IMAGING TECHNOLOGIES, INC.



Dated: August 13, 2003          By: /s/ Mark L. Weinstein
                                   ---------------------------------------------
                                    Name:  Mark L. Weinstein
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.            Description
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99.1                   Press release dated August 13, 2003.